UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 25, 2013 (November 21, 2013)

SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Board of Director Compensation Policy

On November 21, 2013, the Board of Directors of Sharps Compliance Corp. (the “Company” or “Sharps”) approved Board of Director compensation for the Company’s non-employee directors effective for the period from October 1, 2013 through September 30, 2014, paid or issued quarterly (except for special board meetings) as follows:

Non-Employee Board of Directors Compensation	Chairman of the Board	Board Member	Committee Chair	Committee Member
Quarterly Cash Retainer ($)	$15,000	$10,000

Quarterly Restricted Stock Awards (shares):
Board Membership	2,500	2,500
Chairman of the Board	1,250
Audit Committee			375	187
Compensation Committee			250	125
Corporate Governance Committee			250	125

Cash Fees for Special Meetings ($)	$1,000	$1,000

Executive Officer Stock Option Awards

On November 21, 2013, the Compensation Committee of the Board of Directors approved the following stock option awards for certain named executive officers under Part II of the Executive Incentive Compensation Plan (“the Plan”):

Officer	Stock Options
David P. Tusa, Chief Executive Officer and President	20,000
Diana P. Diaz, Vice President and Chief Financial Officer	12,000
Gregory C. Davis, Vice President of Operation	9,000
Khairan “Al” Aladwani, Vice President of Quality Control/Assurance	9,000

The stock options were granted under the Company’s 2010 Stock Plan and will vest over a four year period (one-quarter at end of each year beginning November 21, 2014).  The exercise price of the options is equal to the quoted end of trading day market price of the underlying common stock at date of grant, which on November 21, 2013, was $4.84 per share.  The Plan was approved by the Compensation Committee of the Board of Directors of the Company on February 29, 2012.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the stockholders of the Company, held on November 21, 2013, the matters voted upon at the Company’s Annual Meeting, and the results of the voting including broker non-votes as to such matters, were as stated below.

Proposal 1. The following nominees for directors were elected to serve one-year terms expiring at the 2014 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Withheld
John W. Dalton	6,794,767	-	-	63,217
Parris H. Holmes	6,608,989	-	-	248,995
F. Gardner Parker	6,507,175	-	-	350,809
Renee P. Tannenbaum	6,795,275	-	-	62,709
David P. Tusa	6,807,267	-	-	50,717
Phillip C. Zerrillo	6,691,821	-	-	166,163

Broker Non-Votes: 5,766,439

Proposal 2. The Non-Binding Advisory Vote on executive compensation:

For	Against	Abstain
6,658,920	189,131	9,933

Broker Non-Votes: 5,766,439

Proposal 3. The ratification by the Audit Committee of the Board of Directors of UHY LLP as independent registered public accounting for the current fiscal year:

For	Against	Abstain
12,414,036	145,324	65,063

Broker Non-Votes: none

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2013	SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer